INVESCO SECTOR FUNDS, INC.

                    Supplement to Class C Prospectus dated July 31, 2000


The section of the Prospectus entitled "How To Buy Shares - Contingent Deferred Sales Charge (CDSC)" is amended to (1) delete the second paragraph and (2) substitute the following in its place:

     You will not pay a CDSC:
          o    if you redeem Class C shares you held for more than 13 months;
          o if you redeem shares acquired through reinvestment of dividends and distributions;
          o    on increases in the net asset value of your shares;
          o if you participate in the periodic withdrawal program and withdraw up to 10% of the value of your shares that are subject to a CDSC in any 12-month period. The value of your shares, and applicable 12-month period, will be calculated based upon the value of your account on, and the date of, the first periodic withdrawal;
          o    to pay account fees;
          o for IRA distributions due to death, disability or period distributions based on life expectancy;
          o to return excess contributions (and earnings, if applicable) from retirement plan accounts; or
          o for redemptions following the death of a shareholder or beneficial owner.


The date of this Supplement is August 24, 2000.